      ECONOMIC INTEREST ASSIGNMENT AGREEMENT
            AND SUBORDINATION AGREEMENT

     THIS AGREEMENT is made and entered into as of the 5th day of September,1997 (the "Effective
Date") by and between Emeritus Properties I, Inc., a Washington corporation ("EP I"), Emeritus
Corporation, a Washington corporation ("Emeritus") and Mississippi Baptist Health Systems, Inc., a
Mississippi non profit corporation ("Assignee").

                     RECITALS

     A.   EP I is the current lessee and licensed
operator of that 80 unit assisted living facility known as Ridgeland Court and located in Ridgeland, Mississippi (the "Facility").

     B. By Master Agreement and Subordination
Agreement of even date herewith between Emeritus, EP I and Assignee (the "Master Agreement"), EP I agreed to grant an Economic Interest (as defined in the Master Agreement) in the Ridgeland Facility to Assignee.

     C. EP I and Assignee are interested in
documenting the terms and conditions under which the assignment and assumption of such Economic
Interest shall occur.

     NOW, THEREFORE, in consideration of the
foregoing premises and the mutual covenants set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

     1. ASSIGNMENT AND ACCEPTANCE.

     (a) As of the Effective Date, EP I does
hereby assign to Assignee and Assignee does hereby accept and assume a 50% Economic Interest in the Ridgeland Facility. For purposes hereof, the term
50% Economic Interest" shall mean a 50% interest in the Net Profits, Net Losses and Net Cash
Proceeds (as hereinafter defined) of the Ridgeland
Facility.

     (b) For purposes hereof, the term "Net
Profits" and "Net Losses" shall mean the net operating profits or net operating losses of the Ridgeland Facility, after the payment of all ordinary expenses incurred by EP I in the operation of the Ridgeland Facility, including, but not limited to, the Rent (as defined in the Lease) due under the Lease and the term "Net Cash
Proceeds" shall mean the net proceeds (remaining after the payment of all indebtedness then outstanding with respect to the Ridgeland
Facility, including indebtedness owing to Assignor and after the return to Assignor and/or Assignee of any equity invested in the Ridgeland Facility) resulting from the sale of all or substantially all of the assets of the Ridgeland Facility, all as determined in accordance with generally accepted accounting principles.

     (c) EP I shall determine no later than ninety
(90)  days  after  the  end of  each  fiscal  year
whether  or  not  there are any Net  Profits,  Net
Losses   or   Net  Cash  Proceeds  available   for
allocation or distribution to the parties and, if and to the extent available for distribution or allocation, shall

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allocate or distribute the same within thirty (30)
days thereafter.

     (d) EP I, Emeritus and Assignee acknowledge and agree that nothing herein shall be construed as requiring Assignee to fund the net operating losses of the Ridgeland Facility prior to the earlier to occur of(i) the satisfaction of the Release and Development Conditions (as defined in the Master Agreement) on or prior to the expiration of the Release and Development Period
(as defined in the Master Agreement) or (ii) the failure of the Release and Development Conditions prior to the expiration of the Release and Development Period and the affirmative election by the System to exercise the rights granted to it under Section 6(a)(ii) of the Master Agreement, at which time Assignee's obligations with respect to such operating losses shall be as set forth in the Master Agreement.

     2. ACKNOWLEDGMENTS OF ASSIGNEE. In connection with and as a material inducement to Assignor to make the assignment provided for herein, Assignee acknowledges and agrees as follows: (i) its status as a holder of an Economic Interest does not entitle it to any rights as a shareholder, officer or director of EP I or any other rights with respect to the Ridgeland Facility and that, except as otherwise specifically provided herein, its only rights are to share in the Ridgeland
Facility's Net Profits, Net Losses and Net Cash
Proceeds, (ii) Assignor has not made, and by the execution and delivery of this Assignment does not make, any representation, warranty, covenant or other agreement that there will be any Net
Profits, Net Losses or Net Cash Proceeds distributed or allocated by with respect to the Ridgeland Facility at any time that this Assignment is in effect and (iii) Assignor shall have no liability to Assignee as a result of the execution and delivery of this Agreement and the assignment of the Economic Interest provided for herein.

     3. SUBORDINATION. Assignee acknowledges and agrees that Emeritus and EP I have secured the consent of Meditrust to the assignment by EP I of the Economic Interest on the specific condition that any payments to Assignee due with respect to the Economic Interest are and will be subordinate to the obligations of EP I and Emeritus to Meditrust, and to the rights of Meditrust against Emeritus and EP I, under the Lease and the Lease
Documents (as that term is defined in the Lease).
Accordingly, Assignee acknowledges and agrees for the direct benefit of Meditrust (on which Meditrust may rely) as follows:

     (a) It has been provided with a true and correct copy of the Lease and the Lease Documents and it has reviewed the same and is familiar with the terms and conditions thereof.

     (b) The payment of any and all amounts due to Assignee under this Agreement or under any other agreement executed pursuant hereto, including, but not limited to, the Economic Interest Assignment, shall be and hereby is subordinated and made junior to the complete and prior payment and performance as and when due of all fees, indebtedness, liabilities, obligations and other amounts due or owing from or by Emeritus or EP I under the Lease Documents; provided, however, that for so long as (A) (i) there is no Event of

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Default under the Lease or event outstanding
which, with the giving of notice or the passage of time or both, would constitute an Event of Default under the Lease or (ii) Meditrust (pursuant to any of the Lease Documents) shall not have commenced to exercise any right or remedy under the Lease
Documents and (B) after giving effect to any such payment, Emeritus and EP I will be able to continue to comply with all of their obligations under the Lease Documents, then EP I shall be permitted to make any payments which are then due and owing to Assignee under this Agreement or under any other agreement executed pursuant hereto, including, but not limited to, the Economic Interest Assignment.

     (c) In the event Assignee receives any
payments in contravention of the terms of this Agreement, whether or not it has been provided with notice of the existence of such Event of Default or any other event by Meditrust or Emeritus, it shall receive and hold those payment in trust for the benefit of Meditrust and it shall immediately remit the same to Meditrust.

     (d) In the event of any voluntary or
involuntary insolvency, bankruptcy, receivership, custodianship, readjustment of debt, arrangement, composition, assignment for the benefit of creditors or other similar proceedings relative to Emeritus ox EP I or any of their property (the
"Triggering Events"), then and in any such event:

     (i) any payment or distribution of any
     character, which would otherwise (but for the terms hereof be payable or deliverable in respect of the amounts owed to Assignee shall be paid or delivered directly to Meditrust until any and all amounts due under the Lease
     Documents shall have been paid in full;

     (ii) upon the written request of Meditrust, Assignee shall provide, enforce and endeavor to obtain payment of the aggregate outstanding amount of all unpaid payments due and payable to Assignee or thereafter becoming due and payable from Emeritus or EP
     I to Assignee and shall turn over to
     Meditrust, in precisely the form received, any such unpaid payment of any kind or character on account of such amounts owed to Assignee for application to the payment of all amounts then due by Emeritus or EP I under the Lease Documents. In the event that Assignee fails to take any such action requested by Meditrust, Meditrust, as attorney in fact for Assignee for the limited purpose of enforcing and obtaining such payments, with full power of substitution, may take such action on behalf of Assignee, but for the use and benefit of Meditrust.
     This limited power of attorney, being coupled with an interest, shall be irrevocable until all of the amounts due by Emeritus or EP I under the Lease Documents are fully paid and performed. The power of attorney conferred on Meditrust is provided solely to protect the interests of Meditrust and shall not impose any duty on Meditrust to exercise any such power and Meditrust, as such attorney-in-fact, shall not be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence, breach of fiduciary duty to System or wilful misconduct;

     (iii) System shall execute and deliver to Meditrust all such further instruments confirming the authorization referred to in the foregoing clauses (i) and (ii) and any powers of attorney specifically confirming the rights of Meditrust arising hereunder and all such proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be requested by Meditrust in order to enable Meditrust to enforce any and all claims upon or in respect of any and all amounts due by Emeritus or EP
     I under the Lease Documents and to collect any and all payment or distributions which may be payable or deliverable to System after the occurrence of the aforementioned
     Triggering Events at any time upon, or with respect to, such amounts.

     (e) The subordination provisions provided for
herein shall not be affected, modified or impaired
in any manner or to any extent by: (i) any
renewal, replacement, amendment, extension,
substitution, revision, consolidation,
modification or termination of any of the Lease
Documents, (ii) the validity or enforceability of
any of the Lease Documents, (iii) the release,
sale, exchange or surrender, in whole or in part,
by Meditrust of any collateral which it is holding
as security for the performance by EP I or
Emeritus of its or their obligations under the
Lease Documents, (iv) any exercise or non-exercise
of any right, power or remedy in respect of any
amounts due under the Lease or (v) any waiver,
consent, release, indulgence, extension, renewal,
modification, delay or other action or inaction or
omission in respect of the amounts now or
hereafter due from Emeritus or EP I under the
Lease, in each instance whether or not Assignee
had notice or knowledge thereof or consents
thereto.

     Any and all rights granted by Emeritus and EP
I to Assignee under this Agreement or under any other documents executed pursuant hereto, may at the option of Meditrust be terminated in the event that upon the occurrence of an Event of Default under the Lease, Meditrust elects either to terminate the Lease or to retake possession of the Ridgeland Facility; provided, however, that concurrently with such termination, the rights granted to Emeritus and its subsidiaries, including EP I, under the License Agreement shall also terminate, it being understood and agreed that Meditrust shall have no right to succeed to the rights granted to Emeritus thereunder even in the event it retakes possession of the Ridgeland
Facility, and the Initial Payment and the Subsequent Payment, if applicable, shall be returned to Assignee upon written demand therefor.

     (g) Meditrust shall have no liability to Assignee for any payments due to Assignee under this Agreement or under any document executed pursuant to this Agreement, it being understood and agreed that Assignee's sole recourse for such payments shall be solely to Emeritus or EP I, as appropriate.

     (h) In consideration for the agreements of Assignee set forth in this Section 3, Emeritus and EP I do hereby agree to provide Assignee with copies of any and all notices of default which may be provided by Meditrust to either Emeritus or EP
I under any of the Lease Documents; provided, however, that Assignee acknowledges and agrees for the benefit of Emeritus, EP I and Meditrust, that the giving of such notice shall not be construed in any manner as granting Assignee any right to cure any such default under the Lease Documents

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

or to otherwise interfere with or affect the rights granted to Meditrust under the Lease
Documents upon the occurrence of a default thereunder.

     4. SPECIAL RIGHTS OF ASSIGNEE. In the event of the failure of the Release and Development
Conditions (as defined in the Master Agreement) and of the affirmative election by Assignee pursuant to Section 5(a)(ii) of the Master
Agreement to increase its deposit under the terms of the Master Agreement notwithstanding the failure of the Release and Development Conditions, from and after the date on which Assignee makes such election, Assignee shall have the right to approve the following actions with respect to the Ridgeland Facility, which approval shall not be unreasonably withheld or delayed:

     (a) Any act which would make it impossible to carry on the ordinary business of the Ridgeland
Facility;

     (b) Any material change in the nature of the Ridgeland Facility's business;

     (c) The possession, assignment or use of funds or other property of the Ridgeland Facility with a value in excess of $25,000 for other than a Facility purpose;

     (d) The execution or delivery on behalf of the Ridgeland Facility an assignment for the benefit of creditors; cause the Ridgeland Facility or any part thereof or interest therein to be subject to the authority of any trustee, custodian or receiver or to be subject to any proceeding for bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, relief of debtors, dissolution or liquidation or similar proceedings;

     (e) The annual Operating and Capital Budgets of the Ridgeland Facility;

             (f) The incurrence of any expenditure
not contemplated by the Approved Budgets and which alone or in conjunction with any prior unapproved expenditures equals or exceeds $25,000;

      (g) The granting of any additional Economic
      Interests.

      5. TERM. The assignment and assumption
provided for herein shall be effective as of the Lease Assignment Effective Date (as that term is defined in the Master Agreement) (the "Effective
Date") and shall remain in full force and effect until the earlier to occur of (i) the expiration or sooner termination of the Lease Term, including the termination of the Lease Term upon the occurrence of an Event of Default thereunder, (ii) the sale or other disposition of all or substantially all of the Ridgeland Facility's assets, (iii) the satisfaction of the Release and Development Conditions and the transfer of ownership of the Ridgeland Facility to the Ridgeland LLC (as defined in the Master Agreement) or (iv) the failure to satisfy the Release and Development Conditions and the election by Assignee to terminate its the relationships provided for therein pursuant to Section 6(a)(i) of the Master Agreement.



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

     6. FINANCIAL REPORTS/INSPECTION OF BOOKS AND
RECORDS. On or before the twenty fifth (25th) day of each month, Emeritus shall provide Assignee with monthly operating financial statements for the Ridgeland Facility for the immediately preceding month, which financial statements shall be prepared in accordance with generally accepted accounting principles and shall include a statement of cash flows and a comparison of each item reflected therein for the current period and year to date to the budgeted amounts with respect thereto. In addition, Assignee shall have the right on reasonable notice and during normal business hours to inspect the books, records and accounts of the Ridgeland Facility.

     7. AMENDMENT AND MODIFICATION OF THE LEASE
DOCUMENTS. For so long as Assignee holds the Economic Interest, Emeritus will not, nor will it permit EP I to, amend, modify, extend, replace, consolidate, renew or terminate any of the terms of the Lease Documents in a manner which would adversely affect the rights of Assignee hereunder without the prior written consent of Assignee, which consent shall not be unreasonably withheld;
provided, however, that nothing herein shall be construed as prohibiting Emeritus and EP I from terminating the Lease Documents in accordance with the terms thereof which have been disclosed to Assignee, it being understood and agreed that such termination may adversely affect the rights of Assignee hereunder.


     8 MISCELLANEOUS.

     (a) This Agreement represents the entire and final agreement of the parties hereto with respect to the subject matter hereof and may not be amended or modified except by written instrument signed by the parties hereto.

     (b) In the event of a dispute between the parties hereto with respect to the interpretation or enforcement of the terms hereof, the prevailing party shall be entitled to collect from the other its reasonable costs and attorneys fees, including its costs and fees on appeal.

     (c) Each of the parties has had an
opportunity to participate in the drafting of this Agreement and to be represented by counsel in connection therewith. Accordingly, in the event of a dispute between the parties hereto with respect to the interpretation of any term or provision hereof, no provision shall be read so as to favor or disfavor either party hereto.

     (d) This Agreement may be executed in
counterparts, each of which shall be deemed. to be an original but all of which taken together shall constitute but one and the same instrument.

     (e) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns; provided, however, that neither party shall have the right to assign its rights or obligations hereunder, without the prior written consent of the other party hereto, which consent may be withheld in its sole and absolute discretion, it being understood and agreed that

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the rights and obligations provided for in this
Agreement are personal to the parties hereto.

         (f) Nothing herein is intended to confer a benefit on any person or entity not a party hereto other than Meditrust, which is and shall be an intended beneficiary of the provisions of Paragraph 3 hereof.

     IN WITNESS WHEREOF, the parties hereby
execute this Agreement as of the day and year first set forth above.

                           EMERITUS PROPERTIES I,
INC.

                           By:  /s/ Raymond R. Brandstrom
                               ---------------------------
                           Its:  President


                           EMERITUS CORPORATION

                           By:  /s/ Raymond R. Brandstrom
                                --------------------------
                           Its:  President

                           MISSISSIPP BAPTIST HEALTH
                           SYSTEMS, INC.

                           By:  /s/ Kurt W. Metzner
                               ---------------------------
                           Its:  President & CEO





















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